IL ANNUITY AND INSURANCE COMPANY
                                                       THE VISIONARY(TM) COMPANY

APPLICATION TO IL ANNUITY AND INSURANCE COMPANY
A Member of the Indianapolis Life Group of Companies
____________________________________________________

IL Annuity Service Center
P.O. Box 29163
Overland Park, KS 66201-1348
Telephone: 888-232-6486

(Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.)

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| CWA:                                                      | Policy Number:                                         |
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ANNUITANT

Last Name                                                  First Name                                Middle or Initial
______________________________________________________________________________________________________________________
|                                                          |                                         |               |
______________________________________________________________________________________________________________________
Residence Address                                          City              State             Zip             County
______________________________________________________________________________________________________________________
|                                                          |                 |                 |               |     |
______________________________________________________________________________________________________________________
Issue Age  Sex         Birth Date   Birth State            Social Security Number      Phone Number
______________________________________________________________________________________________________________________
|         |             |   /   /   |                      |                            |  (    )                    |
______________________________________________________________________________________________________________________
Joint Annuitant's Last Name                                First Name                             Middle or Initial
______________________________________________________________________________________________________________________
|                                                          |                                      |                  |
______________________________________________________________________________________________________________________
Residence Address                                          City              State            Zip              County
______________________________________________________________________________________________________________________
|                                                          |                 |                |                |     |
______________________________________________________________________________________________________________________
Issue Age  Sex               Birth Date   Birth State      Social Security Number     Phone Number
______________________________________________________________________________________________________________________
|         |                   |   /   /   |                |                          |  (    )                      |
______________________________________________________________________________________________________________________

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OWNER
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Owner's Last Name (if other than Annuitant)              First Name        Middle or Initial Relationship to Annuitant
______________________________________________________________________________________________________________________
|                                                        |                  |                 |                      |
______________________________________________________________________________________________________________________
Joint Owner's Last Name (if any)                        First Name         Middle or Initial Relationship to Annuitant
______________________________________________________________________________________________________________________
|                                                        |                  |                 |                      |
______________________________________________________________________________________________________________________
Address                                                     City               State            Zip             County
______________________________________________________________________________________________________________________
|                                                            |                  |                |               |   |
______________________________________________________________________________________________________________________
Owner's Date of Birth                                       Sex                       Social Security or Tax ID Number
______________________________________________________________________________________________________________________
|                                                            |                         |                             |
______________________________________________________________________________________________________________________
Joint Owner's Date of Birth                                 Sex                       Social Security or Tax ID Number
______________________________________________________________________________________________________________________
|                                                            |                         |                             |
______________________________________________________________________________________________________________________
Primary Beneficiary for Death Benefit (Print full name, date of birth, relationship and date of trust, if applicable)
______________________________________________________________________________________________________________________
|                                                                                                                    |
______________________________________________________________________________________________________________________
|                                                                                                                    |
______________________________________________________________________________________________________________________
|                                                                                                                    |
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Contingent Beneficiary
______________________________________________________________________________________________________________________
|                                                                                                                    |
______________________________________________________________________________________________________________________
|                                                                                                                    |
______________________________________________________________________________________________________________________
|                                                                                                                    |
______________________________________________________________________________________________________________________


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REPLACEMENT INFORMATION (COMPLETION OF THIS SECTION IS REQUIRED)

Is the annuity applied for intended to replace or change another annuity or life insurance policy?   [ ] Yes  [ ] No

Company Name: _______________________________________          Policy Number: _______________________________________

Company Name: _______________________________________          Policy Number: _______________________________________

                             (if required, replacement forms must accompany this application)

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CHOICE SELECTIONS (COMPLETION OF THIS SECTION IS REQUIRED)

I.  Withdrawal Charge Choice:       II.  If Initial Premium is $100,000       III. Death/Living Benefits:
                                         or more, please elect one of the          A. [] Guaranteed Living
    A. [] Date of Issue Withdrawal       following free Withdrawal                       Benefit Option
          Charge Option                  Choices:
                                                                                   B. [] Enhanced Death
    B. [] Date of Premium                A. [] Cumulative 10% Option                     Benefit Option
          Payment Withdrawal
          Option                         B. [] Earnings Option

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PLAN TYPE

[]  Non-Qualified   []  Qualified (complete below)

[]  IRA Tax Year: ______    []  IRA Rollover   []  IRA Transfer   []  SEP   []  Simple IRA    []  Roth IRA

[]  403(b)                  []  401 (a) Type:____________________________   []  401(k)        []  HR-10

[]  Other: ________________

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SUBSEQUENT BILLING INFORMATION (IF ANY)
______________________________________       ______________________________________
Payor (if other than owner)                  Premium Amount To Be Billed

Premiums Payable:     [] Single Premium   [] Annual          [] Semi-Annual      [] Quarterly      [] Monthly

Billing Form:         [] EFT              [] Premium Notice  [] List Bill        [] Other: __________________________

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PREMIUM ALLOCATION

In those states where we must return premium payments, we will place the money you allocated to a variable account into the Money Market variable account for a 15-day period following the date on which we credit the initial premium payment to your Contract.


IL ANNUITY AND INSURANCE COMPANY              NEUBERGER BERMAN                    SAFECO RESOURCE SERIES TRUST
___% Fixed Account                            ___% AMT Mid-Cap Portfolio          ___% Equity Portfolio
                                              ___% AMT Socially Responsible       ___% Growth Portfolio
ALGER AMERICAN FAMILY OF FUNDS                     Portfolio
___% Midcap Growth Portfolio                                                      SOGEN VARIABLE FUNDS, INC.
___% Small Capitalization Portfolio           OCC ACCUMULATION TRUST              ___% Overseas Variable Portfolio
                                              ___% Managed Portfolio
FIDELITY VIP AND VIP FUND II                  ___% Small Cap Portfolio            T. ROWE PRICE
___% Asset Manager Portfolio                                                      ___% Limited-Term Bond Portfolio
___% Contrafund Portfolio                     ROYCE CAPITAL FUND                  ___% International Stock Portfolio
___% Index 500 Portfolio                      ___% Micro-Cap Portfolio
___% Investment Grade Bond                                                        VAN ECK WORLDWIDE INSURANCE
     Portfolio                                PIMCO                               TRUST
___% Equity-Income Portfolio                  ___% High Yield Portfolio           ___% Worldwide Hard Assets
___% Growth Portfolio                         ___% Real Return Portfolio               Portfolio
___% Money Market Portfolio                   ___% Stocks Plus Portfolio


Expected Initial Premium Amount: $______________ 100% Total Premium Allocation

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AUTOMATIC ACCOUNT REBALANCING (WILL REDUCE THE GUARANTEED LIVING BENEFIT, IF ELECTED.)

Allocations are based on the current premium allocation:  [] Yes   [] No

If yes, Automatic Account rebalancing mode:   [] Monthly  [] Quarterly  [] Semi-Annually   [] Annually

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DOLLAR COST AVERAGING (WILL REDUCE THE GUARANTEED LIVING BENEFIT, IF ELECTED)

[] Transfer from: ________ Transfer amount: ($ or %) _______ beginning on ________
                  Portfolio (if Fixed Account, maximum is 20% per year)     Date

[] Monthly   [] Quarterly to:

      Portfolio          Amount or Percentage           Portfolio          Amount or Percentage
_____________________    _____________________    _____________________    _____________________
_____________________    _____________________    _____________________    _____________________

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INTEREST SWEEP FROM FIXED ACCOUNT (QUARTERLY ONLY)

[] Please transfer interest earned in my Fixed Account to:

      Portfolio          Amount or Percentage           Portfolio          Amount or Percentage
_____________________    _____________________    _____________________    _____________________
_____________________    _____________________    _____________________    _____________________

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TELEPHONE TRANSFER AUTHORIZATION

[]     I (we) hereby authorize and direct IL Annuity and Insurance Company to accept telephone instructions from any person who can furnish proper identification to make transfers among Fixed and Variable Accounts, change the premium allocation of future investments; and change interest sweep, automatic account balancing, or dollar-cost averaging options. I (we) agree to hold harmless and indemnify IL Annuity and Insurance Company,
       IL Securities, Inc., and their affiliates, and their directors, trustees, officers, employees and agents from any losses arising from such instructions.

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ACKNOWLEDGEMENT

By signing below, the owner understands that:

A.   The annuity value may increase or decrease depending on the contract's investment results;
B.   The minimum cash value of the variable accounts is not guaranteed;
C.   This annuity is a long term commitment to meet insurance and financial goals;
D.   The variable annuity applied for is not unsuitable for the owner's insurance investment objectives, financial situation and needs; and
E.   The Owner acknowledges receipt of the most recent prospectus.

NOTICE: The Owner agrees that all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of IL Annuity's rights or requirements. If IL Annuity makes a change in the space designated "Do not write in this space" in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract; however, any material changes must be accepted in writing by the Owner.


_____________________________________________________________________________________________________________________
Certification of proposed owner's taxpayer identification number: Under the penalties of perjury, I (we) certify that:
1) The number shown on this form is my own (our) correct Taxpayer Identification Number (or I am (we are) waiting for a number to be issued to me (us)) and; 2) I am (we are) not subject to backup withholding either because I (we) have not been notified by the Internal Revenue Service (IRS) that I am (we are) subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me (us) that I am (we are) no longer subject to backup withholding. CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the
IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.
_____________________________________________________________________________________________________________________


I have read and understand the Acknowledgement and Notice. [] Please send Statements of Additional Information.

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SIGNATURES

Dated at _________________________________ this __________ day of _________________________ , __________ .
                 (city and state)                                         (month)               (year)

_______________________________________________________        _______________________________________________________
Signature of Proposed Annuitant                                Signature of Joint Annuitant (if applicable)

_______________________________________________________        _______________________________________________________
Signature of Owner (if other than annuitant)                   Signature of Joint Owner (if applicable)

_______________________________________________________        _______________________________________________________
Signature of Registered Representative                         Printed Name of Broker-Dealer

_______________________________________________________        _______________________________________________________
Printed Name of Registered Representative                      Registered Representative Number

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REGISTERED REPRESENTATIVE/AGENT CERTIFICATION

By signing this application, the Registered Representative/Agent certifies that:

A.   The questions contained in this application were asked of the Owner and the answers duly recorded, that this application is complete and true to the best of my knowledge  and belief; and
B.   I am an NASD registered representative and am state licensed for variable annuity contracts where this application is written and delivered; and
C.   To the best of my knowledge and belief, the annuity applied for  [] does  [] does not  involve replacement of life insurance or annuities. If replacement is involved, submit Replacement Statement(s) if required.

_______________________________________________________________________________________________________________________
|    DO NOT WRITE IN THIS SPACE.                                                                                      |
_______________________________________________________________________________________________________________________

Please send this application to:

Regular Mail:  IL Annuity and Insurance Co.       Overnight Mail:    IL Annuity and Insurance Co.
               P.O. Box 29163                                        12900 Metcalf Ave., Ste. 200
               Overland Park, KS 66201-1348                          Overland Park, KS 66213-2620

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